Lease Arrangements - Reconciliation of Undiscounted Cash Flows to Operating Lease Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Lessee, Operating Lease, Liability, to be Paid, Fiscal Year Maturity [Abstract]
2026	$ 159
2027	50
2028	29
2029	17
Total minimum lease payments	255
Less: amount of lease payments representing interest	(7)
Lease liabilities	248	$ 500
Less: current obligation under leases	(155)	(416)
Non-current lease obligations	$ 93	$ 84